NF energy

Investor Presentation

February 2010

Disclosure

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company's access to capital; the future trading of the common stock of the Company; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements.

Company Overview

- NF Energy Savings Corporation (the "Company", "NF Energy" or "NFEC") (US OTCBB: NFEC), based in Shenyang, Liaoning Province, is a leading provider of integrated energy conservation solutions, including energy conservation and emission reduction equipment and services for China's rapidly growing power generation sector
- The Company manufactures energy efficient flow control systems and new energy equipment, and provides services to improve energy efficiency and reduce emissions
- The Company is a leading provider of flow control equipment to coal, hydro and nuclear power generation facilities in the domestic China market
  - ✓ NF Energy controls a 20% - 30% market share in the large-sized flow control system used in thermal power plants
  - ✓ The Company also has a 10% market share in the large-sized flow control system used in hydro power plants
- On November 30, 2006, Neng Fa affected a reverse merger with OTC listed Diagnostic Corporation of America, and changed the name to NF Energy Saving Corporation of America (OTC:NFES)
- On August 25, 2009, the Company announced 1-for-3 reverse stock split and ticker symbol change to NFEC, which are important steps towards its goal to upgrade to a major trading exchange







NFEC Stock Performance (2/09 – 2/10)


(Thousands)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1,000
800
600
400
200
-
2/09
4/09
6/09
8/09
10/09
12/09

Net Income ($mm)


$4.0
$3.0
$2.0
$1.0
$0.0
CAGR = 73.4%
2006
2007
2008

Investment Highlights

- **Large and Growing Industry with High Barriers to Entry** — future demand will be accelerated by higher domestic energy-saving standards
- **Favorable Economic and Government Dynamic** — 5% of China's RMB4 trillion economic stimulus package are earmarked for environmental projects; Chinese Government will tighten preferential tax policy on energy conservation and emission reduction
- **Leading Market Position** — successfully deployed a large number of energy efficient flow control systems and is well recognized in China as a leader in its industry
- **Proven High Quality Portfolio of Services, Products and Manufacturing Capabilities** – new energy equipment manufacturing production facilities to come online in April 2010
- **Strong Financial Performance** — consistent revenue and earnings growth; strong EBITDA and net margin
- **Well Established Industry Reputation and Extensive Partnerships with Strategic Industry Players** — large-scale partners in energy efficiency business, including GE, Schneider Electric and Osaka Gas
- **Strong R&D and Portfolio of Patents** — a strong patent portfolio, enabling highly energy-efficient, large-dimension pipeline flow control systems
- **Experienced Management Team with Proven Track Record** — the management and energy conservation project team have more than ten years of experience in China Energy Conservation Promotion Project implemented by the World Bank

Experienced Executive Team

Name	Title	Experience
Mr. Li Gang	Chairman and CEO	Formerly Director of Technology Innovation Department in Liaoning Planning and Economy Commission and Director of Economic Operation Department in Liaoning Economic and Trade Commission Deputy Director of China Energy Conservation Association Director and commissioner of China Energy-saving Service Industry Committee
Mrs. Wang Lihua	Director and CFO	CFO of Liaoning EMC, one of three EMCs established by the World Bank Recommended by the World Bank to Chinese EMC Association as premier expert
Mr. Cui Jianwei	Vice President	Formerly Associate Professor in Thermal Engineering Department at Northeastern University Previously Chief Engineer of Shenyang Huaneng New Energy Development Co., Ltd.

Experienced Board of Independent Directors

Name	Title	Experience
Mr. Mia Kuang Ching	Independent Director and Audit Chair	Currently Managing Partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. Formerly Chief Accountant of Dalian Container Terminal, Regional Accountant (South Europe) of Singapore Airlines and Group Financial Controller of Fullmark Pte. Ltd.
Mr. Jianxin (Jason) Wang	Independent Director and Nominating Chair	Currently Managing Director of China Carbon Corporation, consultant to the Chicago Climate Exchange Inc. and Energy advisor to China Development Bank Formerly Research Assistant, Division of Industry and Finance, China Department, at the World Bank and President of Sparkles International Development Corp.
Mr. John MacLean	Independent Director and Compensation Chair	Founder and President of Energy Efficiency Finance Corp., a financial advisory firm specializing in finance for energy efficiency and renewable energy projects founded in 1999 26 years commercial finance experience including a wide range of investment structures
Mr. Zhongmin Wang	Independent Director	Currently the Director of the ISO Board in the People's Republic of China, the Vice Minister of Standardization Administration of the People's Republic of China, and the Minister of China Special Equipment Inspection and Research Center
Mr. Jiuding Yan	Independent Director	Currently the Vice President of Zhong Tian Securities Corporation Limited

Growing Market Opportunity: Valves Industry

PRC Valve Sales



2006 -2009E CAGR = 31.7%
14
12
10
8
6
4
2
0
5.36
7.25
9.43
12.25
2006
2007
2008E
2009E

- Industrial valve market is large, fragmented and competitive
- China's recent $586 billion (RMB4 trillion) stimulus plan targets large infrastructure projects, which supports strong growth in the valve industry
- China growing urbanization and industrialization positively affect the industry
- Rebuilding infrastructure in earthquake affected areas in Sichuan province supports demand
- Product quality, manufacturing scale and strong customer relationships are key strengths to compete favorably within the market

Sources: P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)

Positive Economic & Government Dynamics

Growing China Energy Consumption Makes Energy Conservation a National Priority

1981	489 M toe	20 years
2000	979 M toe	8 years
2008	1,990 M toe	

- China has made energy efficiency and conservation a national priority by passing Energy Conservation Law in April 2008 and adopting energy saving targets
- Measurement, monitoring, reporting methodologies are created, implemented and enforced
- Emission reduction is an important criterion in evaluating the performance of the leaders of local government and large state owned enterprises
- Mandatory energy audits in major industrial energy users and efficiency enhancement in industry, transportation and buildings
- Such favorable industry and government dynamics support demand for energy saving technologies and consulting services

High Quality Portfolio of Products & Services

Flow Control Systems

- Flow control system equipment regulates the transportation of water, oil, heat and gas and is the key factor in determining the efficiency in all pipeline systems
- 20% reduction in energy use after installation
- "Number One Energy Conservation Valve of China" by the Chinese Energy Conservation Association
- Only company in China with manufacturing capacity to produce the automatically controlled super-sized butterfly valves







Energy Consulting Services

- Technology and consulting services on energy optimization design, re-engineering of energy saving pipeline systems and energy management services for the varieties of industries and municipal development
- Target large factories, hospitals, schools or other institutions to reduce energy use and emissions through energy auditing and efficiency planning



BOT and services 15%
Flow control and other equipment 85%

2009E Revenues: $20-21mm

Partnerships with Key Energy Saving Players

NF Energy has teamed up with some of the leading companies in Energy Efficiency field to provide cutting edge comprehensive energy saving solutions to its clients

GE

- Cooperation agreement with GE Enterprise Development Shanghai since 2009
- Technical consulting services and advices
- The Company's strategic cooperation with GE will be expanded to energy saving BOT projects

Schneider Electric

- Cooperation agreement since 2008 to establish strategic partnership in developing integrated energy saving and reconstruction projects
- NF Energy provides energy saving and reconstruction solutions regarding the heat, water and cooling systems

OSAKA GAS

- Agreement on experimental project of concentration technology of low concentration coal bed methane in Fuxin Mining Administration Bureau
- Expected to get provincial and national identification, after which, the technology will be promoted in domestic coal companies

Competitive Advantages

Advantaged over International Competitors

- Lower cost structure with competitive product performance
- Deep understanding of the domestic valve industry with strong local relationships
- China-based R&D efforts, closer to end market
- IP protection

Advantaged over Local Competitors

- Well-known brand with extensive market experience & strong reputation
- Established relationships with reputable domestic and international customers
- Economy of scale and significant order volumes
- Higher product quality with competitive cost structure
- Strong R&D capabilities & IP protection
- The only Company in China to have the manufacturing capacity to produce the automatically controlled super-sized (above 4 meters in diameter) butterfly valves

Income Statement

NF Energy has demonstrated consistently strong growth and margins, and expects this to continue over the coming years

Selected Income Statement Items

$mm, FYE 12/31	2006	2007	2008	LTM 9/30/09	CAGR '06-'08
Revenues	$5.3	$10.3	$15.8	$19.3	73.4%
y-o-y growth		*96.2%*	*53.2%*	-	
EBITDA	**1.3**	**2.3**	**3.8**	**5.1**	**68.0%**
y-o-y growth		*73.3%*	*62.8%*	-	
EBITDA Margin	25.5%	22.5%	23.9%	26.2%	
EBIT	1.2	2.1	3.5	4.8	73.7%
Margin	21.9%	19.9%	22.0%	24.6%	
Net Income	**$0.8**	**$2.1**	**$3.7**	**$4.4**	**114.9%**
Margin	15.0%	20.0%	23.1%	22.8%	
Diluted EPS	$0.61	$0.19	$0.29	$0.35	NM
y-o-y growth		*-68.5%*	*52.3%*	-	

Balance Sheet

Balance Sheet *$000*	9/30/09 (Unaudited)
Current assets:	
Cash and cash equivalents	$465.8
Accounts receivable, trade	12,106.4
Retention receivable	974.4
Inventories	807.3
Prepayments and other receivables	819.7
Total current assets	15,173.5
Plant and equipment, net	4,396.8
Construction in progress	5,654.0
Total Assets	**$25,224.3**
Accounts payable, trade	$3,701.9
Customer deposits	115.8
Value added tax payable	156.6
Income tax payable	317.3
Current portion of obligation under fin lease	425.1
Other payables and accrued liabilities	285.9
Total current liabilities	5,002.6
Obligation under finance lease	831.0
Total Liabilities	5,833.7
Total stockholders' equity	19,390.7
Total Liabilities and Stockholder's Equity	**$25,224.3**

Trading Comparable Companies

Trading Comparables for NF Energy Saving Corp.

(All dollars in millions, except per share data)

Company	2/24/10 Share Price	% of 52 Wk High	52 Week Range High	52 Week Range Low	Market Value [1]	Enterprise Value [2]	EV as a Multiple of Revenues LTM	EV as a Multiple of EBITDA LTM	P/E LTM
RINO International Corporation	$19.62	55.8%	$35.15	$2.00	$561.2	$541.4	3.0x	12.2x	12.2x
CIRCOR International, Inc.	32.27	99.4%	32.48	17.43	548.3	471.2	0.7	5.3	NM
SmartHeat Inc.	12.37	66.5%	18.60	4.11	405.6	351.8	5.9	21.5	22.7
China Valves Technology, Inc.	11.84	90.9%	13.03	2.4	404.2	394.5	4.4	112.2	NM
Gorman-Rupp Co.	23.35	78.4%	29.79	14.5	390.2	360.0	1.4	10.4	21.4
Shengkai Innovations, Inc.	8.13	77.0%	10.56	1.85	187.1	152.2	3.3	6.9	15.4
China Recycling Energy Corp	3.90	78.8%	4.95	1.18	151.2	158.2	3.4	20.1	15.6
Furmanite Corporation	3.59	70.8%	5.07	2.35	131.7	130.8	0.5	9.0	20.6
Average							**2.8x**	**24.7x**	**18.0x**
Median							**3.2x**	**11.3x**	**18.1x**
NF Energy Saving Corp.	$3.55	17.8%	$20.00	$0.21	$47.2	$48.0	2.5x	9.5x	10.1x
Premiun (Discount to Average)							*(11.6%)*	*(61.6%)*	*(43.7%)*

Company	Balance Sheet Cash	Balance Sheet Debt	Revenues LTM	EBITDA LTM	EPS LTM
RINO International Corporation	29.0	9.2	180.4	44.4	1.61
CIRCOR International, Inc.	86.7	9.7	686.5	89.2	(4.92)
SmartHeat Inc.	60.3	6.6	59.9	16.3	0.55
China Valves Technology, Inc.	16.7	6.9	89.7	3.5	(0.18)
Gorman-Rupp Co.	45.9	15.0	266.2	34.8	1.09
Shengkai Innovations, Inc.	37.2	2.3	45.6	22.1	0.53
China Recycling Energy Corp	5.7	12.4	46.2	7.9	0.25
Furmanite Corporation	36.2	35.4	285.0	14.5	0.17
NF Energy Saving Corp.	$0.5	$1.3	$19.3	$5.1	$0.35

Note: Projections for relevant companies based on Wall Street Research.

(1) Stock price multiplied by diluted shares outstanding. Diluted shares outstanding computed using the Treasury stock method.

(2) EV equals equity value plus net debt (ST and LT debt + "out of the money" convertible debt + preferred stock + minority interest - cash and cash equivalents).

Investment Highlights

- Large and Growing Industry with High Barriers to Entry
- Favorable Economic and Government Dynamic
- Leading Market Position
- Proven High Quality Portfolio of Services, Products and Manufacturing Capabilities
- Strong Financial Performance
- Well Established Industry Reputation and Extensive Partnerships with Strategic Industry Players
- Strong R&D and Portfolio of Patents
- Experienced Management Team with Proven Track Record

Appendix

Growing China Power Consumption

- Rapid GDP growth has driven China's power consumption growth for the past decade
- Conservative expectations show between 8.5% and 9.4% year-on-year power consumption growth from 2010 to 2015



(bn kWh)
%
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
18
16
14
12
10
8
6
4
2
0
2007 - 2010E CAGR: 7.7%
2001 - 2007 CAGR: 14%
1991 - 2000 CAGR: 8%
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Power consumption (LHS)
Power consumption growth (RHS)

Source: National Bureau of Statistics of China, China Electricity Council, State Grid Corp. of China, CEIC, Credit Suisse estimates

Installed Power Generation Capacity

China continues to expand its power generation capacity to support long-term economic growth

- China currently has 800GW of generation capacity, ranking the second largest installed capacity in the world behind the US
- China is expected to add 140GW of new power generation between now and 2010

Installed power generation capacity in China


(GW)
1000
900
800
700
600
500
400
300
200
100
0
2007 - 2010E CAGR: 9.6%
2001 - 2007 CAGR: 13.2%
1991 - 2000 CAGR: 8.6%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009E

Source: National Bureau of Statistics of China, Credit Suisse estimates

China Prioritizes Energy Savings

China is focusing on improving energy efficiency and has announced "Ten Key Projects for Energy Saving" in the 11th Five Year Plan (2006-2010)

	Key Projects	11th FYP Stated Energy-Saving Goals
1	Renovation of coal-fired industrial boilers	35 million tons standard coal during 11th FYP
2	District level combined heat and power projects	35 million tons standard coal during 11th FYP
3	Waste heat and pressure utilization	4 million tons standard coal per year
4	Oil conservation and substitution	4 million tons standard coal per year
5	Motor system energy efficiency	20 Twh per year
6	Energy systems optimization	Not stated
7	Energy efficiency and conservation in buildings	50 million tons standard coal during 11th FYP
8	Energy-efficient lighting saving	29 Twh per year
9	Government procurement energy efficient products	Not stated
10	Monitoring and evaluation systems	Not stated

Power Generation Distribution

China's power generation facilities overwhelmingly depend on coal, although the share of "clean" coal facilities is expected to increase in the next decade

- Hydropower, nuclear and others are expected to gain more than 2% of the total power generation distribution mix, with nuclear power capacity share increasing by over 1.5x
- Wind power will be a key driver among the "others" category

China's installed capacity – 2010E



Hydro
22.3%
Nuclear
1.2%
Gas
2.0%
Coal
72.8%
Others
1.7%

Source: State Grid, Credit Suisse estimates

China's installed capacity – 2020E



Hydro
24.3%
Nuclear
3.1%
Gas
1.9%
Coal
66.4%
Others
4.3%

Source: State Grid, Credit Suisse estimates

Power Generation Distribution

Inefficient coal power currently makes up more than 75% of power generation capacity

- By the end of 2007, coal power generation contributed to 77.7% of China's installed capacity, versus 20.4% for hydropower, 1.2% for nuclear and 0.7% for wind and others

China's installed capacity mix – 2007



Wind and others 0.7%
Nuclear 1.2%
Hydro 20.4%
Coal 77.7%

Source: China Electric Council (CEC), Credit Suisse research

NF energy

South-to-North Water Diversion Project

Large national projects also demand large scale equipments from qualified providers


MONGOLIA
Beijing
Tianjin
SOUTH KOREA
Miles
0
250
Central route
Western routes
Han River
Eastern route
Shanghai
East China Sea
SICHUAN
Yangtze River
TAIWAN
Three Gorges Dam (under construction)
CHINA
INDIA
Hong Kong
South China Sea
MYANMAR
VIETNAM
PHILIPPINES

- Originally conceived by Chairman Mao, the project will channel water from the country's longest river, the Yangtze, to three rivers in the north: the Yellow, Huai and Hai, whose basins are running dry
- Planned for completion in 2050, it will eventually divert 44.8bn m³ of water annually to the population centers of the drier north, with a network of over 3,000km pipes and a cost of over $62 billion
- NF Energy recently supplied $1.7 million of flow control systems equipment for Phases I and II of the project's Central Route and expects to deliver additional product as the project progresses



Energy Services – Case Study

XX Mining Bureau Methane Project

- **Purpose:** To remove and utilize the Methane in XX coal mine to produce electricity
- **Background:** NF Energy invested RMB14.1 million for equipment including internal combustion engines, gas pipe lines, water cooling system, electrical system, transformers, automated monitoring system and other ancillary facilities
- **Construction time:** 4 months
- **Revenue split:** 80% to NF Energy
- **Term:** 3 years. After which the electric generation equipment reverts back to XX Mining Bureau
- **Return:** Unlevered IRR of 18% - Company will explore leverage options on future projects

Project Economic Benefits

Annual Electricity Output	25,200,000 kWh
Price	RMB0.29 / kWh
Annual Income	RMB7.3 m
- NF Energy	RMB5.8 m
- XX Mining Bureau	RMB1.5 m
Total Income (3 years)	RMB21.9 m
- NF Energy	RMB17.4 m
- XX Mining Bureau	RMB4.5 m

Energy Management Contract ("EMC")

- **All-Win Model**



Business Model
NFEC
Strategic Cooperation
Energy Saving Revenue Share
Energy Management Contract
Energy Saving Service Purchase and Sale Contract
Strategic Cooperation
XX Group
Energy Saving Revenue Share
Finance Lease of Equipments
Financial Lease Company

Three ways to apply EMC projects

1) Energy Management Contract ("EMC") between NFEC and XX Group
2) Financial lease contract between financial lease company and XX Group
3) Energy Saving Service Purchase and Sale Contract between NFEC and financial lease company in some cases

Project Business Process


Initial Investigation
Operation & Share Energy Conservation Benefit
Testing
Installation & Project Implementation
Intend Confirmation
Financial Institutions
Energy Auditing & Solutions
Financing & Equipment Procurement

Waste Heat Utilization-BFG

Skech map of blast furnace residual heat utilization process



Incorporate to the electric grid
Residence
Industrial customer
Blast furnace
Incorporate to steam pipe system
Steam
Electricity
Blast- furnace gas
Flue Gas
Note:
Gas
Electricity
Generating set
Residual Heat Boiler

Methane Utilization


Skech map of Methane utilization process
Combined to the grid
Combined to the grid
Cogeneration
Gas company
Residence
Air
Methane
dung
Hogpen/Cowshed
animal manure lagoon
Ferment materials
Residues reservoir
Fermenter
Reuse to fertilize
Feeder
Note:
Electricity
Heat
Gas
Materials